Filed pursuant to Rule 497(k)

File Nos. 333-84639 and 811-09521

AMG FUNDS

AMG TimesSquare Mid Cap Growth Fund

Supplement dated June 13, 2024 to the Summary Prospectus,

dated May 1, 2024

The following information supplements and supersedes any information to the contrary relating to AMG TimesSquare Mid Cap Growth Fund (the “Fund”), a series of AMG Funds, contained in the Fund’s Summary Prospectus (the “Summary Prospectus”), dated as noted above.

Effective July 1, 2024 (the “Implementation Date”), the management fee for the Fund will be reduced from 0.79% to 0.66%, which will result in the overall reduction of the Fund’s net expense ratios as compared with the Fund’s current fee structure. The Investment Manager pays a portion of the management fee to the Fund’s subadviser for its services.

Effective on the Implementation Date, to reflect the changes described above and other changes, the Summary Prospectus is revised as follows:

The sections titled “Fees and Expenses of the Fund” and “Expense Example” on page 1 are deleted and replaced with the following:

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class N	Class I	Class Z
Management Fee[1]	0.66%	0.66%	0.66%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses[1]	0.40%	0.25%	0.20%
Total Annual Fund Operating Expenses	1.06%	0.91%	0.86%

[1]	Expense information has been restated to reflect current fees.

EXPENSE EXAMPLE

This Example will help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example makes certain assumptions. It assumes that you invest $10,000 as an initial investment in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. It also assumes that your investment has a 5% total return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$108	$337	$585	$1,294
Class I	$93	$290	$504	$1,120
Class Z	$88	$274	$477	$1,061

PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE